ASSET RETIREMENT OBLIGATION ("ARO")	12 Months Ended
Dec. 31, 2022
ASSET RETIREMENT OBLIGATION ("ARO")
ASSET RETIREMENT OBLIGATION ("ARO")

9) ASSET RETIREMENT OBLIGATION (“ARO”)

($ thousands)	December 31, 2022	December 31, 2021
Balance, beginning of year	$132,814	$102,325
Change in estimates	48,419	26,586
Property acquisition and development activity	3,985	1,304
Bruin acquisition (Note 3)	—	21,964
Dunn County acquisition (Note 3)	—	5,880
Divestments (Note 3)	(58,284)	(13,525)
Settlements	(17,401)	(12,951)
Government assistance	(1,744)	(4,594)
Accretion expense	6,873	5,825
Balance, end of year	$114,662	$132,814

Enerplus has estimated the present value of its asset retirement obligation to be $114.7 million at December 31, 2022 based on a total undiscounted, uninflated liability of $262.4 million (December 31, 2021 – $132.8 million and $303.3 million, respectively). Enerplus’ asset retirement obligation expenditures are mainly expected to be incurred between 2023 – 2034 and 2037 – 2053.

Enerplus benefited from provincial government assistance to support the clean-up of inactive or abandoned crude oil and natural gas wells. These programs provide funding directly to oil field service contractors engaged by Enerplus to perform abandonment, remediation, and reclamation work. The funding received by the contractor is reflected as a reduction to ARO. For the year ended December 31, 2022, Enerplus benefited from $1.7 million (2021 – $4.6 million, 2020 – nil) in government assistance, which has been recorded as part of Transaction costs and other expense/(income) in the Consolidated Statements of Income/(Loss).

During 2022, Enerplus recognized $13.1 million as part of Transaction costs and other expense/(income) in the Consolidated Statements of Income/(Loss) to fund abandonment and reclamation obligation requirements on previously disposed of assets (2021 and 2020 – nil).